UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2003

Essex Property Trust, Inc.
(Exact name of registrant as specified in its charter)

Commission file number 001-13106

Maryland	77-0369576
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

925 East Meadow Drive
Palo Alto, California    94303
(Address of principal executive offices including zip code)

(650) 494-3700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 5. Other Events and Required FD Disclosure.

On September 30, 2003, we entered into an underwriting agreement with Banc of America Securities, LLC pursuant to which we will sell 1.6 million shares of our common stock. Banc of America Securities, LLC will act as sole bookrunning underwriter for the offering. We have also granted Banc of America Securities, LLC an over-allotment option to purchase an additional 240,000 shares of our common stock. A copy of the underwriting agreement is attached hereto as Exhibit 1.1 and is incorporated by reference into the registration statement on Form S-3 and all amendments thereto (No. 333-108336).

On September 30, 2003, we issued a press release announcing the issuance described above. The full text of the press release issued in connection with this announcement is incorporated herein by reference and attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

The exhibits listed below are being filed with this Form 8-K.

The underwriting agreement listed below as Exhibit 1.1 is filed as an exhibit and is incorporated by reference into the registration statement on Form S-3 and all amendments thereto (No. 333-108336).

Exhibit Number	Description
1.1	Underwriting Agreement dated September 30, 2003 between Essex Property Trust, Inc. and Banc of America Securities, LLC
99.1	Press Release of Essex Property Trust, Inc. dated September 30, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned therunto duly authorized.

Date: October 3, 2003

Essex Property Trust, Inc.

By:	/s/ Michael J. Schall

Michael J. Schall
Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
1.1 * PDF	Underwriting Agreement dated September 30, 2003 between Essex Property Trust, Inc. and Banc of America Securities, LLC
99.1 * PDF	Press Release issued by Essex Property Trust, Inc. dated September 30, 2003.

*    Also provided in PDF format as a courtesy.